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                          LIQUID INSTITUTIONAL RESERVES
                                Money Market Fund
                           Government Securities Fund
                            Treasury Securities Fund

                SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 1, 1996

                                                                     May 9, 1997

Dear Investor:

        This is a supplement to the Liquid Institutional Reserves (LIR) Prospectus dated September 1, 1996. The purpose of this supplement is to notify all existing shareholders and prospective investors of new features and services being provided to investors. There will be new enhancements to the Funds that will affect the current method of investing in LIR. For clients with PaineWebber Resource Management Accounts (RMAs)'r' and Business Services Accounts (BSAs)'r', the LIR Funds will no longer be available as sweep options for these accounts, so please disregard all references in the prospectus with regard to RMA/BSA accounts. Any questions regarding this change should be directed to your PaineWebber Investment Executive (IE).

        EFFECTIVE JUNE 2, 1997, the following features will be available, and the disclosure contained in the prospectus concerning investing in LIR will be superseded by the following:

    Toll free Client Services Hotline #1-888-LIR-FUND

    Dedicated service center to provide yields, account balance information and trade execution

    Monthly dividends payable the last business day of the month

    Option of dividend reinvestment or Fed wire to a designated bank account

    Receipt of month-to-date accrued dividends with redemption proceeds upon full account redemption.

TRANSFER AGENT

First Data Investor Services Group, Inc. (First Data) is LIR's new transfer and dividend disbursing agent. First Data is located at 4400 Computer Drive, Westborough, Massachusetts 01581-5159.



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PURCHASES

    Each Fund offers investors the choice of investing in two separate classes of shares-Institutional shares and Financial Intermediary shares.

    Institutional shares in each Fund are available for purchase by institutional investors, and, at the discretion of PaineWebber, for purchase by individuals or other entities. Financial Intermediary shares in each Fund are available for purchase only by banks and other financial intermediaries for the benefit of their customers. Financial Intermediaries shares bear all fees payable by the Fund to those financial intermediary for certain services they provide to the beneficial owners of these shares.

    Minimum initial investment is $1,000,000 for LIR Money Market and Government Securities Funds (or in a combination of both) and $250,000 for Treasury Securities Fund. These minimums may be waived at the discretion of PaineWebber. Financial intermediaries purchasing shares for the accounts of their customers may set a higher minimum for their customers.

    There is no minimum subsequent investment.

    The LIR Funds accept the settlement of purchase orders only in available Federal funds.

    Shares of the Funds are offered for sale, without a sales charge, at the net asset value (NAV) per share next determined after receipt and acceptance of a purchase order by the Transfer Agent, subject to timely receipt of Federal funds as provided below.

    An investor can place a purchase order up until 2:30 p.m. (Eastern time) for LIR Money Market Fund and 12:00 noon (Eastern time) for LIR Government Securities and Treasury Securities Funds by telephoning the Transfer Agent at #1-888-LIR-FUND and speaking with a representative. For the purchase of Fund shares to be effected on that Business Day, the investor must wire Federal funds to LIR, care of the Transfer Agent, and that wire must be credited to that bank account by a Federal Reserve Bank on that Business Day. Otherwise, the order will be executed as of such times on the following Business Day if Federal funds have been received by that time. Calls may be initiated by any authorized party on the account, including your IE.

    Shares are entitled to receive dividends beginning on the date the purchase order is accepted.

    A "Business Day" is any day on which the Massachusetts offices of LIR's custodian, State Street Bank and Trust Company, and First Data, and the New York City offices of PaineWebber are all open for business.




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    Wiring instructions are as follows:

                            LIR -----------------Fund
            [insert Fund name: Money Market, Government or Treasury]
                                c/o BSD&T Company
                                CR DDA #13-860-6
                        CR PW A/C #----------------------
              [insert PaineWebber account name and account number]
                                 ABA #011001234

    Unless the investor otherwise specifies, all LIR shares purchased will be Institutional shares. The availability of LIR shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.

    LIR and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their accounts at any time at the NAV per share next computed after the receipt of a redemption request in proper form by First Data.

    Redemption orders are accepted up until 2:30 p.m. (Eastern time) for LIR Money Market Fund and 12:00 noon (Eastern time) for LIR Government Securities and Treasury Securities Funds by telephoning the Transfer Agent at #1-888-LIR-FUND and speaking with a representative. Calls may be initiated by any authorized party on the account, including your IE.

    Redemption proceeds will be paid by Federal funds to one or more of the bank accounts that have been designated by the shareholder, normally on the Business Day the redemption request is accepted.

    Shareholders will receive dividends earned on redeemed shares up to (but not including) the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of a Fund's portfolio; however, each Fund anticipates that its NAV per share will normally be $1.00 per share.

    There is no minimum amount for redemptions.



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EXCHANGES

    Shareholders may exchange shares of one LIR Fund for shares of another LIR Fund based on the next determined NAV.

    Exchange transactions must meet the minimum initial investment of the new Fund.

    There is no minimum for subsequent exchanges between Fund accounts once they have been activated.

    Exchange orders are accepted up until 12:00 noon (Eastern time) for LIR Money Market, Government Securities and Treasury Securities Funds by telephoning the Transfer Agent at #1-888-LIR-FUND and speaking with a representative. Calls may be initiated by any authorized party on the account, including your IE.

DIVIDENDS

    Each Business Day, each Fund declares as dividends all of its net investment income.

    Shares are entitled to receive dividends beginning on the date the purchase order is accepted.

    Dividends are accrued to shareholder accounts daily and are paid on the last Business Day of the month.

    Investors may request dividend reinvestment in additional Fund shares, Fed wire cash option to a designtaed bank account or a Fed wire cash option to a designated PaineWebber account.

NET ASSET VALUE (NAV)

    The NAV for LIR Money Market Fund is determined once each Business Day at 2:30 p.m (Eastern time). The NAV for LIR Government Securities and Treasury Securities Funds is determined once each Business Day at 12:00 noon (Eastern time).

REMOTE TRADE ENTRY

    At its discretion, LIR may offer eligible institutional investors an electronic trade order entry (RTE) capability. For more information on this option, please contact your IE.



                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'